EXHIBIT 99.1

XILINX, INC.  BOARD RESOLUTION

(Amendments to Bylaws)

WHEREAS, the Certificate of Incorporation of the Company provides that the Board of Directors of the Company is expressly authorized to amend the Company’s bylaws (the “Bylaws”);

WHEREAS, it is deemed to be in the best interest of the Company to amend the advance notice provisions of Section 2.14 of the Bylaws;

WHEREAS, it is deemed to be in the best interest of the Company to amend the number of directors in Section 3.2 of the Bylaws; and

WHEREAS, it is deemed to be in the best interest of the Company to amend the method by which directors are elected in Section 3.3 of the Bylaws.

NOW, THEREFORE, BE IT RESOLVED, that Section 2.14 of the Bylaws is hereby amended and restated in its entirety to read as follows:

2.14         PRIOR NOTICE FOR INCLUSION ON AGENDA

(a)           Business.  No business may be transacted at a meeting of stockholders, other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the meeting of stockholders by or at the direction of the board of directors (or any duly authorized committee thereof), or (iii) otherwise properly brought before the annual meeting of stockholders by any stockholder of the corporation who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.14(a) and on the record date for the determination of stockholders entitled to notice of and to vote at such annual meeting of stockholders, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.14(a).

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation and such business must be a proper matter for stockholder action under the General Corporation Law of Delaware.

To be timely, a stockholder’s notice to the secretary must be received by the secretary at the principal executive offices of the corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting of stockholders is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth

(10th) day following the day on which such notice of the date of the annual meeting of stockholders was mailed or such public disclosure of the date of the annual meeting of stockholders was made, whichever first occurs.  In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the secretary must set forth in written form (i) as to each matter such stockholder proposes to bring before the annual meeting of stockholders (A) a brief description of the business desired to be brought before the annual meeting of stockholders and (B) the reasons for conducting such business at the annual meeting of stockholders and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (A) the name and record address, as they appear on the corporation’s books, of such stockholder, and of such beneficial owner, (B) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder and such beneficial owner, (C) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest in such business of such stockholder or beneficial owner and (D) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the annual meeting of stockholders to bring such business before the meeting.

In addition, notwithstanding anything in this Section 2.14(a) to the contrary, a stockholder intending to nominate one or more persons for election as a director at an annual meeting must comply with Section 2.14(b) of these bylaws for such nomination to be properly brought before such meeting.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting of stockholders in accordance with the procedures set forth in this Section 2.14; provided, however, that, once business has been properly brought before the annual meeting of stockholders in accordance with such procedures, nothing in this Section 2.14 shall be deemed to preclude discussion by any stockholder of any such business.  If the chairman of an annual meeting of stockholders determines that business was not properly brought before the annual meeting of stockholders in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

(b)           Nomination of Directors.  Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation, except as may be otherwise provided in the Certificate of Incorporation of the corporation with respect to the right of holders of preferred stock of the corporation to nominate and elect a specified number of directors in certain circumstances.  Nominations of persons for election to the board of directors may be made at a meeting of stockholders (i) by or at the direction of the board of directors (or any duly authorized committee thereof) or (ii) by any stockholder of the corporation who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.14 and on the record date for the determination of stockholders entitled to notice of and to vote at such meeting, who is entitled to vote for the election of directors at the meeting and who has complied with the notice procedures set forth in this Section 2.14(b).

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

To be timely, a stockholder’s notice to the secretary must be received by the secretary at the principal executive offices of the corporation (i) in the case of an annual meeting of stockholders, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, that in the event that the annual meeting of stockholders is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting of stockholders was mailed or such public disclosure of the date of the annual meeting of stockholders was made, whichever first occurs; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation and employment of the person, (C) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or in any law or statute replacing such section), and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the notice is nomination is made, (A) the name and address, as they appear on the corporation’s books, of such stockholder, and of such beneficial owner, (B) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder and of such beneficial owner, (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder and such beneficial owner, (D) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act (or in any law or statute replacing such section)and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 2.14(b).  If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

and;

BE IT RESOLVED FURTHER, that Section 3.2 of the Bylaws, NUMBERS OF DIRECTORS, is hereby amended and restated in its entirety to read as follows:

The number of directors that shall constitute the whole board of directors shall be not less than seven (7) nor more than eleven (11), the exact number of directors to be fixed from time to time within such range by a duly adopted resolution of the board of directors.  This range shall not be altered without stockholder approval.

and;

BE IT RESOLVED FURTHER, that Section 3.3 of the Bylaws is hereby amended and restated in its entirety to read as follows:

“Except as provided in Section 3.4 of these bylaws, each director shall be elected by the vote of the majority of the votes cast with respect to such director at each annual meeting of stockholders to hold office until the next annual meeting; provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the plurality of the shares represented in person or by proxy at such meeting and entitled to vote on the election of directors.  Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, or until death, resignation or removal in the manner hereinafter provided, or until he or she shall cease to qualify.  For the purposes of this Section, a majority of the votes cast means that the number of shares voted ‘for’ a director must exceed the number of shares voted ‘against’ that director.  If a director is not elected, such director shall offer to tender his or her resignation to the board of directors.  The board of directors will decide whether to accept or reject such resignation, or whether other action shall be taken.  The board of directors will publicly disclose its decision and the rationale behind it promptly but no later than 120 days following the date of the certification of the election results.  In reaching its decision, the board of directors may consider any factors it deems relevant, including the director’s qualifications, the director’s past and expected future contributions to the corporation, the overall composition of the board of directors, the underlying reasons for the outcome of the stockholders’ vote with respect to the director (if ascertainable) and whether accepting the tendered resignation would cause the corporation to fail to meet any applicable rule or regulation.  No director who so offers to tender his or her resignation shall participate in the board of directors’ decision or in the nominating and governance committee’s recommendation.  If a majority of the members of the nominating and governance committee fail to receive a majority of the votes cast with respect to each such director at the same meeting of stockholders, then the independent directors who did receive a majority of the votes cast with respect to each such director will appoint a committee of the board of directors amongst themselves for the purpose of considering the tendered resignations and making a recommendation to the board of directors with respect to such tendered resignations.  If no directors receive the requisite majority vote at an annual or special meeting held for the purpose of electing directors where the election is uncontested, the incumbent board of directors will nominate a new slate of directors and hold a special meeting for the purpose of electing those nominees within 180 days after the certification of the stockholder vote.  In this circumstance, notwithstanding any other provision of this Section 3.3, the incumbent board of directors will continue to serve until new directors are elected and qualified.”

APPROVED BY THE BOARD OF DIRECTORS this 3rd day of May, 2006.

/s/ Thomas R. Lavelle
Thomas R. Lavelle, Secretary